Share based compensation (Fair Value Assumptions) (Details) - Stock Option [Member]	6 Months Ended
	Jun. 30, 2018
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Average Risk-free interest rate	2.92%	[1]
Expected dividend yield	0.00%
Average expected volatility	45.13%	[2]
Termination rate	9.00%
Suboptimal factor	3.20%	[3]

[1]	Risk-free interest rate represents risk free US$ zero-coupon US Government Bonds at time of grant.
[2]	Expected average volatility represents a weighted average standard deviation rate for the price of the Company's ordinary shares on the NASDAQ National Market.
[3]	Suboptimal factor represents the multiple of the increase in the market share price on the day of grant of the option which, should it come to pass, will lead to exercise of the option by the employee. It is the average suboptimal factor of the Company and similar companies.